                                                               EXHIBIT NO. 10.13

JoAnne Holman, Clerk of the Circuit Court - St. Lucie County
File Number:  1371342   OR BOOK   0936   PAGE  1302
Recorded:  01-06-95     08:48 A.M.

                                           * Doc Assump: $     0.00
This instrument prepared by                * Doc Tax   : $   824.25
  and return to :                          * Int Tax   : $   470.88
EDWARD W. BECHT, ESQUIRE
Post Office Box 2746
Fort Pierce, Florida  34954
Courthouse Box #3




THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY $226,773.96, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.


                                    MORTGAGE


     THIS MORTGAGE DEED executed this 3rd day of January, 1995, by FLORIDA GAMING CORPORATION, A DELAWARE CORPORATION, hereinafter called the mortgagor, whose post office address is 1750 SOUTH KINGS HIGHWAY, FORT PIERCE, FLORIDA 34945-3094, to THOMAS EDWARD BAUMKER, hereinafter called the mortgagee, whose post office address is 5407 SHANNON DRIVE, FORT PIERCE, FLORIDA 34951.

     [WHEREVER USED HEREIN THE TERMS "MORTGAGOR" AND "MORTGAGEE" INCLUDE ALL THE PARTIES TO THIS INSTRUMENT AND THE HEIRS, LEGAL REPRESENTATIVES AND ASSIGNS OF INDIVIDUALS, AND THE SUCCESSORS AND ASSIGNS OF CORPORATIONS; AND THE TERM "NOTE" INCLUDES ALL THE NOTES HEREIN DESCRIBED IF MORE THAN ONE.]

     WITNESSETH, that for good and valuable consideration, and also in consideration of the aggregate sum named in the promissory note of even date herewith, hereinafter described, the mortgagor hereby grants, bargains, sells, aliens, remises, conveys and confirms unto the mortgagee all the certain land of which the mortgagor is now seized and in possession situate in ST. LUCIE County, Florida, viz:

     THE NORTH HALF OF THE SW 1/4 OF THE NW 1/4 OF SECTION 13, TOWNSHIP 35 SOUTH, RANGE 39 EAST, ST. LUCIE COUNTY, FLORIDA; LESS RIGHT OF WAY FOR ROADS AND DRAINAGE CANALS.

     TO HAVE AND TO HOLD the same, together with tenements, hereditaments and appurtenances thereto belonging, and the rents, issues and profits thereof, unto the mortgagee, in fee simple.

     AND the mortgagor covenants with the mortgagee that the mortgagor is indefeasibly seized of said land in fee simple; that the mortgagor has good right and lawful authority to convey said land as aforesaid; that the mortgagor will make such further assurances to perfects the fee simple title to said in the mortgagee as may reasonable be required; that the mortgagor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons

OR BOOK  0936   PAGE  1303





whomsoever; and that said land is free and clear of all encumbrances.

     THIS Mortgage is secured by an installment note of even date herewith, the terms and conditions of which are expressly incorporated herein.


     THIS is a Purchase Money First Mortgage.

     PROVIDED ALWAYS, that if said mortgagor shall pay unto said mortgagee the certain promissory note substantially copied or identified, AND ATTACHED HERETO AS EXHIBIT A and shall perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants thereof, and of this mortgage, then this mortgage, then this mortgage and the estate hereby created, shall cease, determine and be null and void.

     AND the mortgagor hereby further covenants and agrees to pay promptly when due the principal and interest and other sums of money provided for in said note and this mortgage, or either; to pay all and singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature on said property; to permit, commit or suffer no waste, impairment or deterioration of said land or the improvements thereon at any time; to keep the buildings now or hereafter on said land fully insured in a sum not less than ITS HIGHEST INSURABLE VALUE in a company or companies acceptable to the mortgagee, the policy or policies to be held by, and payable to, said mortgagee, and in the event any sum of money becomes payable by virtue of such insurance the mortgagee shall have the right to receive and apply the same to the indebtedness hereby secured, accounting to the mortgagor for any surplus; to pay all costs, charges, and expenses, including lawyer's fees and title searches, reasonable incurred or paid by the mortgagee because of the failure of the mortgagor to promptly and fully comply with the agreements, stipulations, conditions and covenants of said note and this mortgage, or either; to perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants set forth in said note and this mortgage or either. In the event the mortgagor fails to pay when due any tax, assessment, insurance premium or other sum of money payable by virtue of said note and this mortgage, or either, the mortgagee may pay the same, without waiving or affecting the option to foreclose or any right hereunder, and all such payments shall bear interest from the date thereof at the highest lawful rate then allowed by the laws of the State of Florida.

     IF any sum of money herein referred to be not promptly paid within 30 days next after the same becomes due, or if each and every of the agreements, stipulations, conditions and covenants of said note and this mortgage, or either, are not fully performed, complied with and abided by, then the entire sum mentioned in said note, and this mortgage, or the entire balance unpaid thereon, shall forthwith

OR BOOK  0936    PAGE  1304






or thereafter, at the option of the mortgagee, become and be due and payable, anything in said note or herein to the contrary not withstanding. Failure by the mortgagee to exercise any of the rights or options herein provided shall not constitute a waiver of any rights or options under said note or this mortgage accrued or thereafter accruing.

     MORTGAGOR warrants that to the best of its knowledge and belief it will comply with all federal, state, regional and local statutory and common laws or regulations relating to pollution or protection of the environment (herein called "Environmental Laws"). To the best of Mortgagor's knowledge and belief, no hazardous or toxic materials, wastes, substances, pollutants, contaminants, or related materials as defined under any environmental laws (herein called "Hazardous Materials") will be used, deposited, stored, disposed of, placed or otherwise located in, on or under the property or at any facility operated on the property at any time. If an Hazardous Materials or problems are discovered by Mortgagor (whether arising before or after the date hereof) or Mortgagor receives notice of any violation of any Environmental Laws after the date hereof, Mortgagor shall give prompt written notice thereof to Mortgagee. In the event Mortgagee acquires the property for any reason, Mortgagor will warrant to the best of its knowledge and belief that the property is free of all hazardous wastes as set forth in this paragraph.

     IN WITNESS WHEREOF, Mortgagor has hereunto signed and sealed these presents the day and year first above written.


THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY $ 226,773.96, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Signed, sealed and delivered
 in the presence of :


/s/ Edward W. Becht                 FLORIDA GAMING CORPORATION
-------------------------
Print:  Edward W. Becht
        -----------------


/s/ Ronald P. Perella               By: /s/ William B. Collett, Jr.
-------------------------               -------------------------------------
Print: Ronald P. Perella                William B. Collett, Jr., Vice President

OR BOOK  0936    PAGE  1305





STATE OF FLORIDA
COUNTY OF ST. LUCIE

     The foregoing instrument was acknowledged before me this 3rd day of January, 1995, by William B. Collett, Jr., Vice President of Florida Gaming Corporation of Delaware, a Delaware corporation, who is personally known to me __x__ or who has produced ____________________________as identification and who did_____/did not__x__ take an oath.



                                            /s/ Jane E. Forbes
                                            ----------------------
                                            Print:  Jane E. Forbes
                                            ----------------------
                                            Title:  Notary Public
                                            ----------------------
                                            Serial No:____________
                                            My Commission expires:

                                            NOTARY PUBLIC STATE OF FLORIDA
                                            MY COMMISSION EXP. APR. 23, 1995
                                            BONDED THRU GENERAL INS. UND.

OR BOOK  0936    PAGE  1306

                                INSTALLMENT NOTE

$235,440.00                                                 Fort Pierce, Florida
                                                                 January 3, 1995

     FOR VALUE RECEIVED FLORIDA GAMING CORPORATION, A DELAWARE CORPORATION (hereinafter referred to as "Borrower") as principal obligor, promises to pay without defalcation to the order of THOMAS EDWARD BAUMKER , (hereinafter referred to as "Lender"), the sum of TWO HUNDRED THIRTY-FIVE THOUSAND FOUR HUNDRED FORTY DOLLARS AND 00/100 ($235,440.00), with interest at the rate of 9.5 PERCENT per annum, in equal consecutive monthly installments of $1,979.71, commencing on the 3rd day of February, 1995, and continuing in a like manner until the 3rd day of January, 2000, when the entire unpaid principal balance and accrued interest, if any, shall be due and payable. There shall be a late charge of 5% of the monthly payment, together with interest on the delinquent amount at the rate of 15%, for any payment not paid within 15 days of its due date.

     This Note may be prepaid at any time without penalty.

     The principal and interest shall be payable at 5407 Shannon Drive, Fort Pierce, Florida 34951, or at such other place or places as the legal holder hereof shall from time to time designate.

     This Note is secured by a Mortgage of even date herewith between FLORIDA GAMING CORPORATION, a Delaware corporation, Mortgagor, and THOMAS EDWARD BAUMKER, Mortgagee, upon real property located in St. Lucie County, Florida and collateral thereof, the terms and conditions of which are hereby expressly made a part hereof.

     Each installment first shall be applied in payment of the interest and then on the unpaid balance of the principal sum. Upon default in the payment of any installment under this Note, or in any of the covenants or conditions contained in said Mortgage, the Lender may, at its option, declare all the remainder of said debt immediately due and payable and any failure to exercise this option shall not constitute a waiver of the right to execute the same at any subsequent time.

     it is further agreed that the Borrower and each indorser, surety, guarantor, jointly and severally, shall pay all costs of collection of this Note, including a reasonable attorney's fee, on failure to pay any installment payment or any accrued interest due hereunder on the due date hereof, or on the default of the terms and conditions of the aforementioned Mortgage.

     The Borrowers, sureties and indorsers hereof severally waive presentment, protest and notice of protest, for non-payment of this note and agree that the time of its maturity may be extended before or after maturity and do further severally agree to any renewal thereof before or after maturity, without notice of them.


                                        FLORIDA GAMING CORPORATION


                                        By:   /s/ William B. Collett, Jr.
                                           ------------------------------------
                                        William B. Collett, Jr., Vice President

JoAnne Holman, Clerk of the Circuit Court - St. Lucie County
File Number:  1371345   OR BOOK  0936   PAGE  1310
Recorded:  01-06-95  08:48 A.M.

This instrument prepared by                   * Doc Assump: $     0.00
  and return to:                              * Doc Tax   : $   865.55
EDWARD W. BECHT, ESQUIRE                      * Int Tax   : $   494.42
Post Office Box 2746
Fort Pierce, Florida  34954
Courthouse Box #3





THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $ 238,113.06, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.


                               THIS MORTGAGE DEED


          THIS MORTGAGE DEED executed this 3rd day of January, 1995, by FLORIDA GAMING CORPORATION, A DELAWARE CORPORATION, hereinafter called the mortgagor, whose post office address is 1750 SOUTH KINGS HIGHWAY, FORT PIERCE, FLORIDA 34945-3094, to BAUMKER GROVES NORTH, INC., A FLORIDA CORPORATION, hereinafter called the mortgagee, whose post office address is 1752 BINNEY DRIVE, FORT PIERCE, FLORIDA 34949:

     [WHEREVER USED HEREIN THE TERMS "MORTGAGOR" AND "MORTGAGEE" INCLUDE ALL THE PARTIES TO THIS INSTRUMENT AND THE HEIRS, LEGAL REPRESENTATIVES AND ASSIGNS OF INDIVIDUALS, AND THE SUCCESSORS AND ASSIGNS OF CORPORATIONS; AND THE TERM "NOTE" INCLUDES ALL THE NOTES HEREIN DESCRIBED IF MORE THAN ONE.]

     WITNESSETH, that for good and valuable consideration, and also in consideration of the aggregate sum named in the promissory note of even date herewith, hereinafter described, the mortgagor hereby grants, bargains, sells, aliens, remises, conveys and confirms unto the mortgagee all the certain land of which the mortgagor is now seized and in possession situate in ST. LUCIE County, Florida, viz:

     THE SOUTH HALF OF THE NW 1/4 OF THE NW 1/4 OF SECTION 13, TOWNSHIP 35 SOUTH, RANGE 39 EAST, ST. LUCIE COUNTY, FLORIDA; EXCEPTING THEREFROM CANAL RIGHT OF WAY.

     TO HAVE AND TO HOLD the same, together with the tenements, hereditaments and appurtenances thereto belonging, and the rents, issues and profits thereof, unto the mortgagee, in fee simple.

     AND the mortgagor covenants with the mortgagee that the mortgagor is indefeasibly seized of said land in fee simple; that the mortgagor has good right and lawful authority to convey said land as aforesaid; that the mortgagor will make such further assurances to perfect the fee simple title to said land in the mortgagee as may reasonable be required; that the mortgagor hereby fully warrants the title to

OR BOOK  0936   PAGE  1311




said land and will defend the same against the lawful claims of all persons whomsoever; and that said land is free and clear of all encumbrances.

     THIS Mortgage is secured by an installment note of even date herewith, the terms and conditions of which are expressly incorporated herein.

     THIS is a Purchase Money First Mortgage.

     PROVIDED ALWAYS, that if said mortgagor shall pay unto said mortgagee the certain promissory note substantially copied or identified, AND ATTACHED HERETO AS EXHIBIT A and shall perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants thereof, and of this mortgage, then this mortgage and the estate hereby created, shall cease, determine and be null and void.

     AND the mortgagor hereby further covenants and agrees to pay promptly when due the principal and interest and other sums of money provided for in said note and this mortgage, or either; to pay all and singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature on said property; to permit, commit or suffer no waste, impairment or deterioration of said land or the improvements thereon at any time; to keep the buildings now or hereafter on said land fully insured in a sum not less than ITS HIGHEST INSURABLE VALUE in a company or companies acceptable to the mortgagee, the policy or policies to be held by, and payable to, said mortgagee, and in the event any sum of money becomes payable by virtue of such insurance the mortgagee shall have the right to receive and apply the same to the indebtedness hereby secured, accounting to the mortgagor for any surplus; to pay all costs, charges, and expenses, including lawyer's fees and title searches, reasonably incurred or paid by the mortgagee because of the failure of the mortgagor to promptly and fully comply with the agreements, stipulations, conditions and covenants of said note and this mortgage, or either; to perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants set forth in said note and this mortgage or either. In the event the mortgagor fails to pay when due any tax, assessment, insurance premium or other sum of money payable by virtue of said note and this mortgage, or either, the mortgagee may pay the same, without waiving or affecting the option to foreclose or any right hereunder, and all such payments shall bear interest from the date thereof at the highest lawful rate then allowed by the laws of the State of Florida.

     IF any sum of money herein referred to be not promptly paid within 30 days next after the same becomes due, or if each and every of the agreements, stipulations, conditions and covenants of said note and this mortgage, or either, are not fully performed, complied with and abided by, then the entire sum mentioned in said note, and this mortgage, or the entire balance unpaid thereon, shall forthwith

OR BOOK  0936   PAGE  1312




or thereafter, at the option of the mortgagee, become and be due and payable, anything in said note or herein to the contrary not withstanding. Failure by the mortgagee to exercise any of the rights or options herein provided shall not constitute a waiver of any rights or options under said note or this mortgage accrued or thereafter accruing.

     MORTGAGOR warrants that to the best of its knowledge and belief it will comply with all federal, state, regional and local statutory and common laws or regulations relating to pollution or protection of the environment (herein called "Environmental Laws"). To the best of Mortgagor's knowledge and belief, no hazardous or toxic materials, wastes, substances, pollutants, contaminants, or related materials as defined under any environmental laws (herein called "Hazardous Materials") will be used, deposited, stored, disposed of, placed or otherwise located in, on or under the property or at any facility operated on the property at any time. If any Hazardous Materials or problems are discovered by Mortgagor (whether arising before or after the date hereof) or Mortgagor receives notice of any violation of any Environmental Laws after the date hereof, Mortgagor shall give prompt written notice thereof to Mortgagee. In the event Mortgagee acquires the property for any reason, Mortgagor will warrant to the best of its knowledge and belief that the property is free of all hazardous wastes as set forth in this paragraph.

     IN WITNESS WHEREOF, Mortgagor has hereunto signed and sealed these presents the day and year first above written.

THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY $238,113.06, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Signed, sealed and delivered
  in the presence of:

     /s/ Edward W. Becht            FLORIDA GAMING CORPORATION
------------------------------
Print:   Edward W. Becht
      ------------------------

    /s/ Ronald P. Perella           By: /s/ William B. Collett, Jr.
------------------------------         ----------------------------
Print:  Ronald P. Perella              William B. Collett, Jr., Vice President
      ------------------------

OR BOOK  0936   PAGE  1313





STATE OF FLORIDA
COUNTY OF ST. LUCIE

     The foregoing instrument was acknowledged before me this 3rd day of January, 1995, by William B. Collett, Jr., Vice President of Florida Gaming Corporation, a Delaware corporation, who is personally known to me __x__ or who has produced _______________________________ as identification and who did _____/did not __x__ take an oath.


                                    /s/ Jane E. Forbes
                                    -----------------------------
                                    Print:  Jane E. Forbes
                                          -----------------------
                                    Title:  Notary Public
                                          -----------------------
                                    Serial No:
                                           ----------------------
                                    My Commission expires:
                                           -----------------------

                                     (Notary Seal)
                                  NOTARY PUBLIC STATE OF FLORIDA
                                  MY COMMISSION EXP. APR. 23, 1995
                                  BONDED THRU GENERAL INS. UND.

OR BOOK  0936   PAGE  1314





                               INSTALLMENT NOTE
                               ----------------
$247,212.00                                               Fort Pierce, Florida
                                                          January 3, 1995

     FOR VALUE RECEIVED FLORIDA GAMING CORPORATION, A DELAWARE CORPORATION (hereinafter referred to as "Borrower") as principal obligor, promises to pay without defalcation to the order of BAUMKER GROVES NORTH, INC., A FLORIDA CORPORATION, (hereinafter referred to as "Lender"), the sum of TWO HUNDRED FORTY-SEVEN THOUSAND TWO HUNDRED TWELVE DOLLARS AND 00/100 ($247,212.00), with interest at the rate of 9.5 PERCENT per annum, in equal consecutive monthly installments of $2,078.69, commencing on the 3rd day of February, 1995, and continuing in a like manner until the 3rd day of January, 2000, when the entire unpaid principal balance and accrued interest, if any, shall be due and payable. There shall be a late charge of 5% of the monthly payment, together with interest on the delinquent amount at the rate of 15%, for any payment not paid within 15 days of its due date.

     This Note may be prepaid at any time without penalty.

     The principal and interest shall be payable at 1752 Binney Drive, Fort Pierce, Florida, or at such other place or places as the legal holder hereof shall from time to time designate.

     This Note is secured by a Mortgage of even date herewith between FLORIDA GAMING CORPORATION, a Delaware corporation, Mortgagor, and BAUMKER GROVES NORTH, INC., a Florida corporation, Mortgagee, upon real property located in St. Lucie County, Florida and collateral thereof, the terms and conditions of which are hereby expressly made a part hereof.

     Each installment first shall be applied in payment of the interest and then on the unpaid balance of the principal sum. Upon default in the payment of any installment under this Note, or in any of the covenants or conditions contained in said Mortgage, the Lender may, at its option, declare all the remainder of said debt immediately due and payable and any failure to exercise this option shall not constitute a waiver of the right to execute the same at any subsequent time.

     It is further agreed that the Borrower and each indorser, surety, guarantor, jointly and severally, shall pay all costs of collection of this Note, including a reasonable attorney's fee, on failure to pay any installment payment or any accrued interest due hereunder on the due date hereof, or on the default of the terms and conditions of the aforementioned Mortgage.

     The Borrowers, sureties and indorsers hereof severally waive presentment, protest and notice of protest, for non-payment of this note and agree that the time of its maturity may be extended before or after maturity and do further severally agree to any renewal thereof before or after maturity, without notice of them.

                                     FLORIDA GAMING CORPORATION


                                     By:  /s/ William B. Collett, Jr.
                                        -----------------------------
                                     William B. Collett, Jr., Vice President

Parcel ID Number: 2312-233-0003-000/4
Grantee #1 TIN: ###-##-####

------------------[Space Above This Line For Recording Data]------------------

WARRANTY DEED
THIS INDENTURE, Made this 17th day of June, 1994 A.D., BETWEEN
PHILIP H. WAGNER, a married man,

of the County of SAINT LUCIE, State of Florida, GRANTOR, and
RONALD PERELLA,

whose address is: Post Office Box 312, McDonald, Pennsylvania 15057 of the County of Washington, State of Pennsylvania, GRANTEE.

WITNESSETH that the GRANTOR, for and in consideration of the sum of ------- ----------------TEN & NO/100 ($10.00)------------------------------DOLLARS,
and other good and valuable consideration to GRANTOR in hand paid by GRANTEE, the receipt whereof is hereby acknowledged, has granted, bargained and sold to the said GRANTEE and GRENTEE's heirs and assigns forever, the following described land, situate, lying and being in the county of SAINT LUCIE State of Florida to wit:

From the Southwest corner of the Northwest 1/4 of Section 13, Township 35 South, Range 39 East, run East along the East-West one-quarter section line to the East right-of-way line of Kings Highway for Point of Beginning; thence continue East along said one-quarter section line a distance of 333.4 feet; thence run North, parallel with the West line of said Section a distance of 143 feet; thence run West a distance of 333.4 feet to a point on the East right-of-way line of said Kings Highway which is 143 feet North of the Point of Beginning; thence run South to the Point of Beginning.

The property herein conveyed DOES NOT constitute the HOMESTEAD property of the Grantor. The Grantor's HOMESTEAD address is 7601 Arthurs Road Fort Pierce, Florida.


and the grantor does hereby fully warrant the title to said land, and will defend the same against lawful claims of all persons whomsoever. IN WITNESS WHEREOF, the grantor has hereunto set his hand and seal the day and year first above written.

SIGNED, SEALED AND DELIVERED IN OUR PRESENCE:

/s/ John T. Brennan                   /s/ Philip H. Wagner      (Seal)
---------------------------------     -------------------------
Printed Name: John T. Brennan         PHILIP H. WAGNER
             --------------------     P.O. Address 7601 Arthurs Road,
Witness                                      FORT PIERCE, FL 34951
/s/ Deborah N. Brownell
---------------------------------
Printed Name: Deborah N. Brownell
              -------------------

STATE OF Florida
COUNTY OF SAINT LUCIE
The foregoing instrument was acknowledged before me this 17th day of June, 1994 by PHILIP H. WAGNER, a married man,

who is _____ personally known to me or who _x_ has produced his Florida driver's license #W256 668 36 3420 as identification.

This Document Prepared By:
JOHN T. BRENNAN, ESQUIRE
Brennan, Hayskar, Jefferson & Gorman, P.A.
515-519 S. Indian Rvr. Dr. P.O. Box 3779
Fort Pierce, FL 34948-3779

                                      /s/ Deborah N. Brownell
                                      -------------------------  (SEAL)
                                      Printed Name:
                                      NOTARY PUBLIC
                                      My Commission Expires

                                        DEBORAH N. BROWNELL
                                       MY COMMISSION # CC 329279
                                       EXPIRES: December 7, 1997
                                    Bonded Thru Notary Public Underwriters

                                            WAGNER/PERELLA

                               TITLE AFFIDAVIT

STATE OF FLORIDA                                       COUNTY OF ST. LUCIE

   BEFORE ME, the undersigned authority, personally appeared: PHILIP H. WAGNER, who, being duly sworn according to law, deposes and says as follows (as used in this Affidavit, the term "Affiant" shall include all parties executing this Affidavit):

   1. That Affiant is the owner of, and has agreed to sell to RONALD PERELLA, the following described property situate in the County of ST. LUCIE, State of Florida:

     From the Southwest corner of the Northwest 1/4 of Section 13, Township 35 South, Range 39 East, run East along the East-West one-quarter section line to the East right of way line of Kings Highway for point of beginning; thence continue East along said one-quarter section line a distance of
     333.4 feet; thence run North, parallel with the West line of said Section a distance of 143 feet; thence run West a distance of 333.4 feet to a point on the East right-of-way line of said Kings Highway which is 143 feet North of the Point of Beginning; thence run South to the Point of Beginning.

     TAX ID NO. 2312-233-0003-000/4

   2. That Affiant has been in full, continuous, open, exclusive, peaceable and undisputed possession of said property since the time of vesting of title to said property in Affiant; that there are no parties who have any interest or right to claim an interest in said property other than Affiant; and that there are no facts known to Affiant which could give rise to a claim being asserted against said property, except:

                                    NONE

   3. That, other than as shown in Item 1, Affiant has not entered into any agreement; contract, commitment or option which otherwise affects said property, except:

                                    NONE

   4. That there are no taxes, liens or assessments which are due or about to become due or which have attached or could attach to said property, except:

                                    NONE

   5. That Affiant is a citizen of the United States, of legal age, under no legal disabilities and has never been known by any name other than as shown above.

   6. That there are no actions or proceedings now pending in any State or Federal Court to which the Affiant is a party including, but not limited to, proceedings in bankruptcy, receivership or insolvency, except:

                                    NONE

   7. That there are no judgments, mortgages, encumbrances or liens of any nature affecting said property, except:

                                    NONE

   8. That there have been no improvements, repairs, additions, or alterations performed upon said property within the past 90 days. That Affiant has not entered into any agreement or contract with any party for the furnishing of any labor, services or material in connection with any improvements, repairs, additions or alterations within the referenced time period; and that there are no parties who have any claim or right to a lien for services, labor or material in connection with any improvements, repairs, additions or alterations to said property.

   Affiant recognizes that RONALD PERELLA, will rely on the statements in this Affidavit and Affiant makes this Affidavit for the purpose of inducing ATTORNEY'S TITLE INSURANCE FUND, INC. to issue its policy or policies of title insurance in the above referenced transaction.

this 17th day of June, 1994, who is             /s/ Philip H. Wagner
___personally known to me or _x_has             --------------------------
produced FLA driver license #W256 668 36 3420      PHILIP H. WAGNER
as identification, and ___did _x_did not
take an oath.

/s/ Deborah N. Brownell
---------------------------
Notary Public

My Commission Expires:    (Seal)
      DEBORAH N. BROWNELL
    MY COMMISSION # CC 329279
    EXPIRES: December 7, 1997
Bonded Thru Notary Public Underwriters
and shall perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants thereof, and of this mortgage, then this mortgage and the estate hereby created, shall cease, determine and be null and void.

   AND the mortgagor hereby further covenants and agrees to pay promptly when due the principal and interest and other sums of money provided for in said note and this mortgage, or either; to pay all and singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature on said property; to permit, commit or suffer no waste, impairment or deterioration of said land or the improvements thereon at any time; to keep the buildings now or hereafter on said land fully insured in a sum of not less than full insurable value in a company or companies acceptable to the mortgagee, the policy or policies to be held by, and payable to, said mortgagee, and in the event any sum of money becomes payable by virtue of such insurance the mortgagee shall have the right to receive and apply the same to the indebtedness hereby secured, accounting to the mortgagor for any surplus; to pay all costs, charges, and expenses, including lawyer's fees and title searches, reasonably incurred or paid by the mortgagee because of the failure of the mortgagor to promptly and fully comply with the agreements, stipulations, conditions and covenants of said note and this mortgage, or either; to perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants set forth in said note and this mortgage or either. In the event the mortgagor fails to pay when due any tax, assessment, insurance premium or other sum of money payable by virtue of said note and this mortgage, or either, the mortgagee may pay the same, without waiving or affecting the option to foreclose or any other right hereunder, and all such payments shall bear interest from date thereof at the highest lawful rate then allowed by the laws of the State of Florida.

   IF any sum of money herein referred to be not promptly paid within 15 days next after the same becomes due, or if each and every the agreements, stipulations, conditions and covenants of said note and this mortgage, or either, are not fully performed, complied with and abided by, then the entire sum mentioned in said note, and this mortgage, or the entire balance unpaid thereon, shall forthwith or thereafter, at the option of the mortgagee, become and be due and payable, anything in said note or herein to the contrary notwithstanding. Failure by the mortgagee to exercise any of the rights or options herein provided shall not constitute a waiver of any rights or options under said note or this mortgage accrued or thereafter accruing.

   IN WITNESS WHEREOF, the said mortgagor has hereunto signed and sealed these presents the day and year first above written.

Signed, sealed and delivered in the presence of:

/s/ Edward W. Becht                 /s/ Ronald Perella
-----------------------------       --------------------------- LS
EDWARD W. BECHT                     RONALD PERELLA
/s/ Deborah N. Brownell
-----------------------------       --------------------------- LS
DEBORAH N. BROWNELL

-----------------------------       --------------------------- LS

-----------------------------       --------------------------- LS

STATE OF FLORIDA,
COUNTY OF ST. LUCIE

                            I HEREBY CERTIFY that on this day, before me, an
officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared RONALD PERELLA, who is ___personally known or _x_has produced FLA Driver License #P640 735 44 1740 as identification, and who is to me known to be the person described in and who executed the foregoing instrument and he acknowledged before me that he executed the same.
     WITNESS my hand and official seal in the County and State last aforesaid this 17th day of June A.D. 1994.

                               /s/ Deborah N. Brownell
                               ---------------------------
                               Notary Public

                               My Commission Expires:    (Seal)
                                     DEBORAH N. BROWNELL
                                   MY COMMISSION # CC 329279
                                   EXPIRES: December 7, 1997
                               Bonded Thru Notary Public Underwriters

     TO HAVE AND TO HOLD the same, together with the tenements, hereditaments and appurtenances thereto belonging, and the rents, issues and profits thereof, unto the mortgagee, in fee simple

   AND the mortgagor covenants with the mortgagee that the mortgagor is indefeasibly seized of said land in fee simple; that the mortgagor has good right and lawful authority to convey said land as aforesaid; that the mortgagor will make such further assurances to perfect the fee simple title to said land in the mortgagee as may reasonably be required; that the mortgagor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons whomsoever; and that said land is free and clear of all encumbrances except property taxes for the year 1994 and all subsequent years, which are not yet due and owing.

   PROVIDED ALWAYS, that if said mortgagor shall pay unto said mortgagee the certain promissory note hereinafter substantially copied or identified, to wit:

$35,000.00                            Fort Pierce, Florida   June 17, 1994
-------------                                             -----------------

FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of PHILIP H. WAGNER and ILSA S. WAGNER, his wife, THIRTY FIVE THOUSAND and NO/CENTS ($35,000.00) ----------- DOLLARS, at 7601 Arthurs Road, Fort Pierce, Florida 34951 or such other place as the holder hereof may designate in writing, together with interest from date at the rate of eight (8%) per centum per annum, on the unpaid balance until maturity. The said principal and interest shall be due and payable

   By the payment of $424.78 upon principal and interest commencing the 17th day of July, 1994, and upon the same day of each month thereafter, through and including the 17th day of May, 2004, together with a final payment upon the 17th day of June, 2004, in the amount of $401.27.









      If default be made for 15 days in the payment of any installment of principal or interest or any part thereof, the whole sum then remaining unpaid with interest shall at holder's option become due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of subsequent default. After maturity both principal and accrued interest shall bear interest at 12 per centum per annum until paid. The makers and endorsers of this note further waive demand, notice of non-payment and protest. If this note is not paid at maturity and the same is placed with an attorney for collection, the makers and endorsers hereof agree to pay all costs of collection, including all court costs and reasonable attorney fees.

                               /s/ Ronald Perella
                               -------------------------    (SEAL)
                               RONALD PERELLA
                               -------------------------    (SEAL)
                               P.O. Box 312
                               -------------------------    (SEAL)
                               McDonald, PA 15057
                               -------------------------    (SEAL)

                               -------------------------    (SEAL)

Return to: (enclose self-addressed stamped envelope)    MORTGAGE DEED
                                                           LONG FORM
                                                              RAMCO FORM RE6
Name  JOHN T. BRENNAN, ESQUIRE

Address: Courthouse Box 9




This Instrument Prepared by:
         JOHN T. BRENNAN, ESQUIRE
Address: P.O. Box 3779
         Ft. Pierce, Florida 34948-3779
         (407) 461-2310


-----------------------------------------
SPACE ABOVE THIS LINE FOR PROCESSING DATA
                                     ----------------------------------------
                                     SPACE ABOVE THIS LINE FOR RECORDING DATA



                             THIS MORTGAGE DEED

Executed the 17th day of June A.D. 1994 by
     RONALD PERELLA,

hereinafter called the mortgagor, to
     PHILIP H. WAGNER and ILSA S. WAGNER, his wife,

hereinafter called the mortgagee:

     (Wherever used herein the terms "mortgagor" and "mortgagee" include all the parties to this instrument and the heirs, legal representatives and assigns of individuals, and the successors and assigns of corporations; and the term "note" includes all the notes herein described if more than one.)

   WITNESSETH, that for good and valuable considerations, and also in consideration of the aggregate sum named in the promissory note of even date herewith, hereinafter described, the mortgagor hereby grants, bargains, sells, aliens, remises, conveys and confirms unto the mortgagee all the certain land of which the mortgagor is now seized and in possession situate in ST. LUCIE County, Florida, viz:

   From the Southwest corner of the Northwest 1/4 of Section 13, Township 35 South, Range 39 East, run East along the East-West one-quarter section line to the East right-of-way line of Kings Highway for point of beginning; thence continue East along said one-quarter section line a distance of 333.4 feet; thence run North, parallel with the West line of said Section a distance of 143 feet; thence run West a distance of 333.4 feet to a point on the East right-of-way line of said Kings Highway which is 143 feet North of the Point of Beginning; thence run South to the Point of Beginning.

   TAX ID NO. 2312-233-0003-000/4

   THIS IS A PURCHASE MONEY FIRST MORTGAGE.

   THE HEREIN DESCRIBED PROPERTY IS NOT THE HOMESTEAD OF THE
   MORTGAGOR NOR CONTIGUOUS THERETO, THE MORTGAGORS' RESIDENCE
   IS:  7601 Arthurs Road, Fort Pierce, Florida 34951.

The Mortgagors further agree to pay all taxes, assessments and utilities that may be levied and assessed against the property herein, subsequent to the date hereof, and agree that if the Mortgagor shall fail to keep the property insured or to pay any premiums or pay taxes, assessments or utilities, then the Mortgagee, if it so elects, may pay the same and the amount so paid shall be secured by this Mortgage, and repaid with interest by Mortgagor by written notice thereof. Failure to make such payments shall be deemed a default of the Note secured hereby in this Mortgage.

$35,000.00                          Fort Pierce, Florida June 17, 1994
----------------                                         --------------

FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of PHILIP H. WAGNER and ILSA S. WAGNER, his wife, THIRTY FIVE THOUSAND and NO/CENTS ($35,000.00)-----------------DOLLARS, at 7601 Arthurs Road, Fort Pierce, Florida 34951 or such other place as the holder hereof may designate in writing, together with interest from date at the rate of eight (8%) per centum per annum, on the unpaid balance until maturity. The said principal and interest shall be due and payable

   By the payment of $424.78 upon principal and interest commencing the 17th day of July, 1994, and upon the same day of each month thereafter, through and including the 17th day of May, 2004, together with a final payment upon the 17th day of June, 2004, in the amount of $401.27.







      If default be made for 15 days in the payment of any installment of principal or interest or any part thereof, the whole sum then remaining unpaid with interest shall at holder's option become due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of subsequent default. After maturity both principal and accrued interest shall bear interest at 12 per centum per annum until paid. The makers and endorsers of this note further waive demand, notice of non-payment and protest. If this note is not paid at maturity and the same is placed with an attorney for collection, the makers and endorsers hereof agree to pay all costs of collection, including all court costs and reasonable attorney fees.

                               /s/ Ronald Perella
                               -------------------------    (SEAL)
                               RONALD PERELLA
                               -------------------------    (SEAL)
                               P.O. Box 312
                               -------------------------    (SEAL)
                               McDonald, PA 15057
                               -------------------------    (SEAL)

                               -------------------------    (SEAL)



6/17/94 - THIS ORIGINAL PROMISSORY NOTE WAS RECEIVED AND TAKEN BY
PHILIP H. WAGNER THIS 17TH DAY OF JUNE, 1994.

BY:  /s/ Philip H. Wagner
    ----------------------
      PHILIP H. WAGNER


                                          POLICY/ENDORSEMENT CALCULATION WORKSHEET
                                             ATTORNEYS' TITLE INSURANCE FUND, INC.

--------------------------------------------------------------------------------------------------------------------------------
POLICY TYPE & NO.:                                        AGENT'S FILE REF: WAGNER/PERELLA           AGENT NUMBER: 4405
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            PROMULGATED              PREMIUM DUE
                                                                                                RATE        X30%       THE FUND
                                                                                            ------------------------------------
POLICY INFORMATION:

Amount of Insurance $         70,000.00           Original Issue Promulgated Rate          $      402.50     A            120.75
                    ---------------------                                                   ------------             -----------
Commitment #:                                 $     70,000.00
             ----------------------------      --------------
Simultaneous Policy #:                        $           .00             Add $25.00*      $         .00     B               .00
                      --------------------     --------------                               ------------             -----------
Prior Owners Policy #:                        $           .00        Less Reissue Credit
                      -------------------      --------------          (If applicable)     $         .00     C               .00
 (If other than Fund Policy, copy must be attached)                                         ------------             -----------
                         Single policy - minimum promulgated $100.00, if with a
                         Simultaneous policy - minimum promulgated $125.00
                         POLICY(IES) PROMULGATED RATE (A + B - C)                          $     402.50      D            120.75
--------------------------------------------------------------------------------------------------------------------------------

 I. ENDORSEMENTS PER RULE 4-21.005(8) (a) and (b):

Place an "X" next to applicable endorsements and complete the promulgated calculation.

__ Florida Endorsement Form 9 (FF9)
      Promulgated for the policy(ies) above $     402.50     (D) x 10%            =        $        .00      E               .00
                                             -------------                                  -----------              -----------
__ Navigational Servitude Endorsement (NSE)
      Promulgated for the policy(ies) above $     402.50     (D) x 10%            =        $        .00      F               .00
                                             -------------
--------------------------------------------------------------------------------------------------------------------------------

 II. ENDORSEMENTS PER RULE 4-21.005(8) (c) thru (l):

Place an "X" next to applicable endorsements, indicate property type, and complete the calculation.
NOTE: If an endorsement is issued to both Owner's Policy and Mortgagee
      Policy, promulgated rates must be charged for both endorsements.

___ Shared Appreciation Endorsement (SAE)  ___ Balloon Mortgage Endorsement (BME)
___ Additional Interest Endorsement (AIE)  ___ Assignment of Mortgage Endorsement (AME)**
___ Option Endorsement (OE)                ___ Construction Loan Update Endorsement (CLU)**
___ Change of Partners Endorsement (CPE)   ___ Contiguity Endorsement (CE)**
___ Foreign Currency Endorsement (FCE)     ___ Survey Endorsement (SE)**
    **COPIES MUST BE ATTACHED TO POLICY

/X/ 1-4 Family Residential
                       No. of Endorsements issued  0                x  $25.00     =        $         .00     G               .00
                                                   ---------------                          ------------             -----------
/ / Commercial or greater than 1-4 family residential
                  No. of Endorsements issued                        x $100.00     =        $         .00     H               .00
                                                   ---------------


--------------------------------------------------------------------------------------------------------------------------------

 III. ENDORSEMENTS PER RULE 4-21.005(6):

Place an "X" next to the applicable endorsements below and complete the promulgated calculation:

___  ALTA 4     ___  ALTA 5       ___  ALTA 6     ___ ALTA 6.1     ___  ALTA 6.2
___  ALTA 7     ___  ALTA 8.1     ___  Revolving Credit Endorsement

                       No. of Endorsements issued  0                x  $25.00 each    =    $         .00     I               .00

--------------------------------------------------------------------------------------------------------------------------------

TOTAL PROMULGATED RATE AND UNDERWRITING PREMIUM DUE THE FUND

FOR POLICY(IES) AND ENDORSEMENT(S) (D + E + F + G + H + I)

Remittance sent with commitment       ___ Yes    _X_ No                                    $      402.50     X30%         120.75
--------------------------------------------------------------------------------------------------------------------------------
*IF THE SIMULTANEOUS MORTGAGEE POLICY EXCEEDS THE OWNERS POLICY, CALCULATE THE
 PROMULGATED RATE FOR THE AMOUNT OF THE MORTGAGEE POLICY IN EXCESS OF THE OWNERS
 POLICY, AND ADD $25.00.                                                                               FOR FUND USE
                                                                                             -------------------------------
REMARKS:                                                                                      PREMIUM
                                                                                             -------------------------------
                                                                                              DUE
                                                                                             -------------------------------
                                                                                              REFUND
                                                                                             -------------------------------
                                                                                              D.C.
                                                                                             -------------------------------

STATE OF FLORIDA
COUNTY OF ST. LUCIE
BUYER(S) -- RONALD PERELLA
SELLER(S) -- PHILIP H. WAGNER
LENDER -- PHILIP H. WAGNER
PROPERTY ADDRESS -- KINGS HIGHWAY, FT. PIERCE, FLORIDA
PROPERTY LEGAL --
   FROM THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SECTION 13, TOWNSHIP 35 SOUTH, RANGE 39 EAST, RUN EAST ALONG THE EAST-WEST ONE-QUARTER SECTION LINE TO THE EAST RIGHT OF WAY LINE OF KINGS HIGHWAY FOR POINT OF BEGINNING; THENCE CONTINUE EAST ALONG SAID ONE-QUARTER SECTION LINE A DISTANCE OF 333.4 FEET; THENCE RUN NORTH, PARALLEL WITH THE WEST LINE OF SAID SECTION A DISTANCE
   OF 143 FEET; THENCE RUN WEST A DISTANCE OF 333.4 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF SAID KINGS HIGHWAY WHICH IS 143 FEET NORTH OF THE POINT OF BEGINNING; THENCE RUN SOUTH TO THE POINT OF BEGINNING.

   TAX ID NO. 2312-233-0003-000/4

CLOSING AGENT--JOHN T. BRENNAN, ESQUIRE


                        FURTHER ASSURANCE AGREEMENT

   For and in consideration of the Lender this date funding the closing of its loan and/or Closing Agent disbursing proceeds of this sale and/or loan; accuracy of settlement statements, deeds, mortgages and other documents of closing in this transaction, the undersigned do mutually agree to cooperate, adjust, initial, re-execute and re-deliver any and all closing documents if deemed necessary or desireable in the reasonable discretion of Lender and/or Closing Agent. It is the intention of the undersigned that all documentation for this transaction and all payments or disbursements made shall be an accurate reflection of the parties' agreement; that each party shall pay all costs and expenses contemplated by their agreement and/or dictated by custom and usage in this area; and, that Closing Agent shall be relieved of the burdens of Section 697.10, Florida Statutes, by this Assurance.

   The undersigned do hereby agree and covenant to assure that this transaction and its documentation will conform to the parties' agreement or Lender's requirements and it is understood that Lender and Closing Agent will rely upon this agreement and the covenants herein in closing this transaction.

   DATED this 17th day of June, 1994.

WITNESSES:

/s/ Edward W. Becht                      /s/ Philip H. Wagner
-----------------------------            ---------------------------------
EDWARD W. BECHT                          PHILIP H. WAGNER

/s/ Deborah N. Brownell
-----------------------------
DEBORAH N. BROWNELL

/s/ Edward W. Becht                      /s/ Ronald Perella
-----------------------------            ---------------------------------
EDWARD W. BECHT                          RONALD PERELLA

/s/ Deborah N. Brownell
-----------------------------
DEBORAH N. BROWNELL

   SWORN TO AND SUBSCRIBED before me this 17th day of June, 1994, who are ___personally known to me or _x_have produced FLA Driver License Nos as identification, and ___did _x_did not take an oath.
                             Philip H. Wagner  #W256 668 36 3420
                             Ronald P. Perella #P640 735 44 1740



                                           /s/ Deborah N. Brownell
                                           -----------------------------
                                             Notary Public

My Commission Expires:
                                               (SEAL)
                                        DEBORAH N. BROWNELL
                                       MY COMMISSION # CC 329279
                                       EXPIRES: December 7, 1997
                                  Bonded Thru Notary Public Underwriters

                             AFFIDAVIT OF NON-FOREIGN STATUS


Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest, I, PHILIP H. WAGNER, hereby certify the following:

   1.  That I am the owner of the following described property, to wit:

       From the Southwest corner of the Northwest 1/4 of Section 13, Township 35 South, Range 39 East, run East along the East-
       West one-quarter section line to the East right of way line of Kings Highway for point of beginning; thence continue East along said one-quarter section line a distance of 333.4 feet; thence run North, parallel with the West line of said Section a distance of 143 feet; thence run West a distance of 333.4 feet to a point on the East right-of-way line of said Kings Highway which is 143 feet North of the Point of Beginning; thence run South to the Point of Beginning.

       TAX ID NO. 2312-233-0003-000/4

   2. That I am not a non-resident alien for the purposes of U.S. income taxation.

   3. That the Estate's U.S. taxpayer identification number or social security number is:

                                ###-##-####
                               -------------

   4.  That my residence address is 7601 Arthurs Road, Fort Pierce, Florida
   34951.

   5. That this certification is made for the purpose of inducing RONALD PERELLA to acquire the above mentioned property from me.

   6. I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

   Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.

   DATED this 17th day of June, 1994.

                                            /s/ Philip H. Wagner
                                            -----------------------
                                               PHILIP H. WAGNER


STATE OF FLORIDA
COUNTY OF ST. LUCIE

   BEFORE ME, personally appeared PHILIP H. WAGNER, who is ___personally known to me or _x_has produced FLA Driver License #W256 668 36 3420 as identification.

   WITNESS my hand and official seal this 17th day of June, 1994.





                                           /s/ Deborah N. Brownell
                                           -----------------------------
                                             Notary Public

My Commission Expires:
                                               (SEAL)
                                        DEBORAH N. BROWNELL
                                       MY COMMISSION # CC 329279
                                       EXPIRES: December 7, 1997
                                  Bonded Thru Notary Public Underwriters

Return to: (enclose self-addressed stamped envelope)    MORTGAGE DEED
                                                           LONG FORM
                                                              RAMCO FORM RE6
Name  JOHN T. BRENNAN, ESQUIRE

Address: Courthouse Box 9




This Instrument Prepared by:
         JOHN T. BRENNAN, ESQUIRE
Address: P.O. Box 3779
         Ft. Pierce, Florida 34948-3779
         (407) 461-2310


-----------------------------------------
SPACE ABOVE THIS LINE FOR PROCESSING DATA
                                     ----------------------------------------
                                     SPACE ABOVE THIS LINE FOR RECORDING DATA



                             THIS MORTGAGE DEED

Executed the 17th day of June A.D. 1994 by
     RONALD PERELLA,

hereinafter called the mortgagor, to
     PHILIP H. WAGNER and ILSA S. WAGNER, his wife,

hereinafter called the mortgagee:

     (Wherever used herein the terms "mortgagor" and "mortgagee" include all the parties to this instrument and the heirs, legal representatives and assigns of individuals, and the successors and assigns of corporations; and the term "note" includes all the notes herein described if more than one.)

   WITNESSETH, that for good and valuable considerations, and also in consideration of the aggregate sum named in the promissory note of even date herewith, hereinafter described, the mortgagor hereby grants, bargains, sells, aliens, remises, conveys and confirms unto the mortgagee all the certain land of which the mortgagor is now seized and in possession situate in ST. LUCIE County, Florida, viz:

   From the Southwest corner of the Northwest 1/4 of Section 13, Township 35 South, Range 39 East, run East along the East-West one-quarter section line to the East right-of-way line of Kings Highway for point of beginning; thence continue East along said one-quarter section line a distance of 333.4 feet; thence run North, parallel with the West line of said Section a distance of 143 feet; thence run West a distance of 333.4 feet to a point on the East right-of-way line of said Kings Highway which is 143 feet North of the Point of Beginning; thence run South to the Point of Beginning.

   TAX ID NO. 2312-233-0003-000/4

   THIS IS A PURCHASE MONEY FIRST MORTGAGE.

   THE HEREIN DESCRIBED PROPERTY IS NOT THE HOMESTEAD OF THE
   MORTGAGOR NOR CONTIGUOUS THERETO, THE MORTGAGORS' RESIDENCE
   IS:  7601 Arthurs Road, Fort Pierce, Florida 34951.

The Mortgagors further agree to pay all taxes, assessments and utilities that may be levied and assessed against the property herein, subsequent to the date hereof, and agree that if the Mortgagor shall fail to keep the property insured or to pay any premiums or pay taxes, assessments or utilities, then the Mortgagee, if it so elects, may pay the same and the amount so paid shall be secured by this Mortgage, and repaid with interest by Mortgagor by written notice thereof. Failure to make such payments shall be deemed a default of the Note secured hereby in this Mortgage.

     TO HAVE AND TO HOLD the same, together with the tenements, hereditaments and appurtenances thereto belonging, and the rents, issues and profits thereof, unto the mortgagee, in fee simple

   AND the mortgagor covenants with the mortgagee that the mortgagor is indefeasibly seized of said land in fee simple; that the mortgagor has good right and lawful authority to convey said land as aforesaid; that the mortgagor will make such further assurances to perfect the fee simple title to said land in the mortgagee as may reasonably be required; that the mortgagor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons whomsoever; and that said land is free and clear of all encumbrances except property taxes for the year 1994 and all subsequent years, which are not yet due and owing.

   PROVIDED ALWAYS, that if said mortgagor shall pay unto said mortgagee the certain promissory note hereinafter substantially copied or identified, to wit:

$35,000.00                            Fort Pierce, Florida   June 17, 1994
-------------                                             -----------------

FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of PHILIP H. WAGNER and ILSA S. WAGNER, his wife, THIRTY FIVE THOUSAND and NO/CENTS ($35,000.00) ----------- DOLLARS, at 7601 Arthurs Road, Fort Pierce, Florida 34951 or such other place as the holder hereof may designate in writing, together with interest from date at the rate of eight (8%) per centum per annum, on the unpaid balance until maturity. The said principal and interest shall be due and payable

   By the payment of $424.78 upon principal and interest commencing the 17th day of July, 1994, and upon the same day of each month thereafter, through and including the 17th day of May, 2004, together with a final payment upon the 17th day of June, 2004, in the amount of $401.27.









      If default be made for 15 days in the payment of any installment of principal or interest or any part thereof, the whole sum then remaining unpaid with interest shall at holder's option become due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of subsequent default. After maturity both principal and accrued interest shall bear interest at 12 per centum per annum until paid. The makers and endorsers of this note further waive demand, notice of non-payment and protest. If this note is not paid at maturity and the same is placed with an attorney for collection, the makers and endorsers hereof agree to pay all costs of collection, including all court costs and reasonable attorney fees.

                               /s/ Ronald Perella
                               -------------------------    (SEAL)
                               RONALD PERELLA
                               -------------------------    (SEAL)
                               P.O. Box 312
                               -------------------------    (SEAL)
                               McDonald, PA 15057
                               -------------------------    (SEAL)

                               -------------------------    (SEAL)
and shall perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants thereof, and of this mortgage, then this mortgage and the estate hereby created, shall cease, determine and be null and void.

   AND the mortgagor hereby further covenants and agrees to pay promptly when due the principal and interest and other sums of money provided for in said note and this mortgage, or either; to pay all and singular the taxes, assessments, levies, liabilities, obligations, and encumbrances of every nature on said property; to permit, commit or suffer no waste, impairment or deterioration of said land or the improvements thereon at any time; to keep the buildings now or hereafter on said land fully insured in a sum of not less than full insurable value in a company or companies acceptable to the mortgagee, the policy or policies to be held by, and payable to, said mortgagee, and in the event any sum of money becomes payable by virtue of such insurance the mortgagee shall have the right to receive and apply the same to the indebtedness hereby secured, accounting to the mortgagor for any surplus; to pay all costs, charges, and expenses, including lawyer's fees and title searches, reasonably incurred or paid by the mortgagee because of the failure of the mortgagor to promptly and fully comply with the agreements, stipulations, conditions and covenants of said note and this mortgage, or either; to perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants set forth in said note and this mortgage or either. In the event the mortgagor fails to pay when due any tax, assessment, insurance premium or other sum of money payable by virtue of said note and this mortgage, or either, the mortgagee may pay the same, without waiving or affecting the option to foreclose or any other right hereunder, and all such payments shall bear interest from date thereof at the highest lawful rate then allowed by the laws of the State of Florida.

   IF any sum of money herein referred to be not promptly paid within 15 days next after the same becomes due, or if each and every the agreements, stipulations, conditions and covenants of said note and this mortgage, or either, are not fully performed, complied with and abided by, then the entire sum mentioned in said note, and this mortgage, or the entire balance unpaid thereon, shall forthwith or thereafter, at the option of the mortgagee, become and be due and payable, anything in said note or herein to the contrary notwithstanding. Failure by the mortgagee to exercise any of the rights or options herein provided shall not constitute a waiver of any rights or options under said note or this mortgage accrued or thereafter accruing.

   IN WITNESS WHEREOF, the said mortgagor has hereunto signed and sealed these presents the day and year first above written.

Signed, sealed and delivered in the presence of:

/s/ Edward W. Becht                 /s/ Ronald Perella
-----------------------------       --------------------------- LS
EDWARD W. BECHT                     RONALD PERELLA
/s/ Deborah N. Brownell
-----------------------------       --------------------------- LS
DEBORAH N. BROWNELL

-----------------------------       --------------------------- LS

-----------------------------       --------------------------- LS

STATE OF FLORIDA,
COUNTY OF ST. LUCIE

                            I HEREBY CERTIFY that on this day, before me, an
officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared RONALD PERELLA, who is ___personally known or _x_has produced FLA Driver License #P640 735 44 1740 as identification, and who is to me known to be the person described in and who executed the foregoing instrument and he acknowledged before me that he executed the same.
     WITNESS my hand and official seal in the County and State last aforesaid this 17th day of June A.D. 1994.

                               /s/ Deborah N. Brownell
                               ---------------------------
                               Notary Public

                               My Commission Expires:    (Seal)
                                     DEBORAH N. BROWNELL
                                   MY COMMISSION # CC 329279
                                   EXPIRES: December 7, 1997
                               Bonded Thru Notary Public Underwriters

JoAnne Holman, Clerk of the Circuit Court - St. Lucie County
File Number:  1342312  OR BOOK  0913  PAGE 2538
Recorded: 08-05-94  12:21 P.M.

* Doc Assump: $       0.00
* Doc Tax   : $     490.00
* Int Tax   : $       0.00

This instrument prepared by
  and return to:
EDWARD W. BECHT, ESQUIRE
Post Office Box 2746
Fort Pierce, Florida 34954
Courthouse Box #3

Property Tax I.D.: 2312-233-0003-000/4

                             WARRANTY DEED

     THIS WARRANTY DEED made the 22nd day of July, 1994, by RONALD PERELLA, a single adult, whose post office address is 3207 S. Lakeview Circle, Fort Pierce, Florida 34949, hereinafter called the grantor, to FLORIDA GAMING CORPORATION OF DELAWARE, a Delaware corporation, whose post office address is 1750 south Kings Highway, Fort Pierce, Florida 34945-3094, hereinafter called the grantee:

     (Whenever used herein the terms "grantor" and "grantee" include all the parties to this instrument and the heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations.)

     WITNESSETH, That the grantor, for and in consideration of the sum of $10.00 and other valuable considerations, receipt whereof is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the grantee, all that certain land situate in St. Lucie County, FLORIDA, viz:

     From the Southwest corner of the Northwest 1/4 of Section 13,
     Township 35 South, Range 39 East, St. Lucie County, Florida, run East along the East-West one-quarter section line to the East right-of-way of Kings Highway for Point of Beginning; thence continue East along said one-quarter section line a distance of 333.4 feet; thence run North, parallel with the West line of said Section a distance of 143 feet; thence run West, a distance of 333.4 feet to a point on the East right-of-way line of said Kings Highway which is 143 feet North of the Point of Beginning; thence run South to the Point of Beginning.

     GRANTOR covenants, represents and affirms that the above-described property is not now nor has it ever been his residence or homestead and that Grantor's residence address is 3207 S. Lakeview Circle, Fort Pierce, Florida 34951.

     SUBJECT to that certain Mortgage in favor of Philip H. Wagner and Ilsa
     S. Wagner, his wife, dated the 17th day of June, 1994 which Grantee here in assumes and expressly agrees to pay.

     TOGETHER with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

     TO HAVE AND TO HOLD, the same in fee simple forever.

     AND the grantor hereby covenants with said grantee that the grantor is lawfully seized of said land in fee simple; that the grantor has good right and lawful authority to sell and convey said land; that the grantor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons whomsoever; and that said land is free of all encumbrances, except taxes accruing subsequent to December 31, 1993.

     IN WITNESS WHEREOF, The said grantor has signed and sealed these presents the day and year first above written.

Signed, sealed and delivered in
 the presence of:


/s/ Edward W. Becht                        /s/ Ronald P. Perella
------------------------------------       ----------------------------------
Print: Edward W. Becht                     Ronald Perella, a single adult
       -----------------------------


/s/ Jane E. Forbes
------------------------------------
Print: Jane E. Forbes
       -----------------------------


STATE OF FLORIDA
COUNTY OF ST. LUCIE

     The foregoing instrument was acknowledged before me this 22nd day of July, 1994, by Ronald Perella, who is personally known to me _x_, or who has produced _____________________ as identification and who did ____/did not _x_ take an oath.

                                           /s/ Jane E. Forbes
                                           ----------------------------------
                                           Print: Jane E. Forbes
                                                  ---------------------------
                                           Title: Notary Public
                                                  ---------------------------
                                           Serial No:
                                                      -----------------------
                                           My Commission expires:
                                              NOTARY PUBLIC STATE OF FLORIDA
                                              MY COMMISSION EXP. APR.23, 1995
                                              BONDED THRU GENERAL INS. UND.

                                 PROMISSORY NOTE

$362,480.00                                            Fort Pierce, Florida
                                                       Date: January 31, 1995

     FOR VALUE RECEIVED, the undersigned FLORIDA GAMING CORP, a Delaware corporation (the "Borrower") promises to pay to the order of FIRST ST. LUCIE ASSOCIATES, INC., a Florida corporation, its successors and/or assigns, at FIRST ST. LUCIE ASSOCIATES, INC., % David Zugman, Hoch, Frey and Zugman, 4875 North Federal Highway, Fort Lauderdale, FL 33308, or at such other place or places as the holder of this Note from time to time may designate in writing, the principal sum of Three Hundred Sixty Two Thousand Four Hundred Eighty and 00/100 DOLLARS ($362,480.00), in lawful money of the United States (the "Loan"), together with interest in like lawful money from the date funds are advanced under this Note at the applicable annual rates set forth below, to be computed on the basis of an assumed year of 365 days.

     1. INTEREST RATE AND REPAYMENT TERMS: This note shall bear interest as follows:

         a. For the first (1st) year of this note, this note shall bear interest at eight percent (8%) on the unpaid balance. Payments shall be made monthly on the first day of each month in the amount of two thousand six hundred fifty-five and 37/100 dollars ($2,655.37) starting March 1, 1995, ending February 1 1996.

         b. For the second (2nd) and third (3rd) years of this note, this note shall bear interest at nine percent (9%) on the unpaid balance. Payments shall be made monthly on the first day of each month in the amount of four thousand five hundred forty-seven and 61/100 dollars ($4,547.61) starting March 1, 1996, ending February 1 1998.

         c. For the fourth (4th) and fifth (5th) years of this note, this note shall bear interest at an interest rate which will be based on the "Wall Street Journal", prime rate plus 2%, to be determined by the "Wall Street Journal" edition published February 1, 1998, or nine and one-half percent (9 1/2%), whichever is greater. Payments shall be made monthly on the first day of each month in an amount to be calculated on February 1, 1998 by utilizing the then calculated interest rate or nine and one-half percent (9 1/2 %), whichever is greater and amortizing the then remaining outstanding balance over a period of one hundred and twenty (120) months. If this monthly amortized amount is less than four thousand sixteen and 55/100 dollars ($4,016.55), then the monthly payment shall be four thousand sixteen and 55/100 dollars ($4,016.55). The newly calculated monthly payment shall start on March 1, 1998 and end on February 1, 2000.

         d. The entire unpaid principal balance and accrued interest shall be due and payable in full on February 1, 2000.

     Such installments shall be first applied to the interest then principal.

     2. MATURITY DATE: The entire outstanding principal balance of the Note and any unpaid charges or interest accrued on the Note, shall be due and payable in full on February 1, 2000.

     3. ACCELERATION OF MATURITY: If a default in the payment of any sum due under this Note occurs and continues for thirty (30) days, then at Payee's option, the entire unpaid principal balance of the Loan, together with all unpaid interest accrued on the Loan and all other sums owing under this Note or the Mortgage, shall immediately become due and payable without notice.

     4. LATE PAYMENT: If the note holder has not received the full amount of any monthly payment within fifteen (15) calendar days after the date is due, a late charge shall be payable to the note holder equivalent to five percent (5%) of such overdue payment.

     5. DEFAULT RATE OF INTEREST: Irrespective of any acceleration of maturity, at Payee's option, the entire unpaid principal balance of the Loan shall bear interest until paid at an augmented annual rate (the "Default Rate") from and after the natural or accelerated maturity of this Note, or from and after the occurrence of any other default (whether concerned with the payment of money or otherwise), provided, however, that after judgment all such sums shall bear interest at the greater of the Default Rate of the rate prescribed by applicable law for judgments. The Default Rate shall be the maximum interest rate permitted by applicable law.

     6. RIGHTS AND REMEDIES OF PAYEE: Payee's delay in exercising or failure to exercise any rights or remedies to which Payee may be entitled in the event of any default shall not constitute a waiver of Payee's right to exercise its Default Rate option, its right to accelerate the maturity of the Loan or any other rights or remedies in the event of any subsequent default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by Payee preclude any other or further exercise of that or any other right or remedy.

     7. ATTORNEYS' FEES: If this Note is placed in the hands of an attorney for collection or is collected through any legal proceeding, Borrower promises to pay Payee's costs, disbursements and attorneys' fees, incurred in connection therewith, including those incurred for appellate proceedings.

     8. WAIVERS: Borrower and all endorsers, sureties, guarantors and all persons liable or to become liable on this Note, jointly and severally waive demand, presentment, protest, notice of dishonor, the right to trial by jury in any action or proceeding brought in connection with this Note, any right of set-off.

     9. GOVERNING LAW: This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

    10. SEVERABILITY: Any determination by a Court of competent jurisdiction that any provision of this Note is not valid or enforceable as specifically set forth shall not result in such provision being declared invalid, but the same shall be modified, if possible, in such a manner so as to result in the same being valid and enforceable to the maximum extent permitted by law; if such modification is not possible, then such provision shall be deemed stricken and severed from this Note and the remaining provisions shall remain in full force and effect.

    11. MISCELLANEOUS: This note may be prepaid in whole or in part at any time without penalty. Time shall be of the essence with respect to the terms of this Note. The term "Payee" shall be deemed to include any subsequent holder(s) of this Note. Whenever used in this Note and unless the context otherwise requires, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders. Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

    12.  MORTGAGE: This Note is secured by a First Mortgage of even date.

    13. ANTI-USURY CLAUSE: Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by the holder hereof, and any such excess shall be credited by the holder to the balance hereof.

                                           FLORIDA GAMING CORPORATION

                                           By: /s/ William B. Collett, Jr.
                                               ------------------------------
                                                         Signature

                                                   William B. Collett, Jr.
                                               ------------------------------
                                                         Print Name

                                                    Exec. Vice President
                                               ------------------------------
                                                        Print Title

g:/real/promfslc.not